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                                                                     EXHIBIT 1.1


                              _____________ Shares

                                  VIASAT, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                              September __, 1996


Oppenheimer & Co., Inc.Needham & Company, Inc.
Volpe, Welty & Company
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  10281

On behalf of the several Underwriters named on Schedule I attached hereto.

Ladies and Gentlemen:

         ViaSat, Inc., a California corporation (the "Company"), and the selling shareholders named on Schedule II attached to this Agreement (the "Selling Shareholders") propose to sell to you and the other underwriters named on
Schedule I attached to this Agreement (the "Underwriters"), for whom you are acting as Representatives, an aggregate of _________ shares (the "Firm Shares") of the Company's Common Stock, $.01 par value (the "Common Stock"). Of the _________ Firm Shares, _____________ are to be issued and sold by the Company and _____________ are to be sold by the Selling Shareholders. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional _________ shares (the "Option Shares") of Common Stock solely for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."
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         1. Sale and Purchase of the Shares. On the basis of the
representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

             (a) The Company and the Selling Shareholders agree severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase, at $[ ] per share (the "Initial Price"), the number of Firm Shares (adjusted by the Representatives to eliminate fractions) which bears the same proportion to the total number of Firm Shares to be sold by the Company or the Selling Shareholders, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I attached to this Agreement bears to the total number of Firm Shares to be sold by the Company and the Selling Shareholders.

             (b) The Selling Shareholders grant to the Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and [ONLY ONCE] thereafter within 30 days after the date of this Agreement, in each case upon written or facsimile notice, or verbal or telephonic notice confirmed by written or facsimile notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

         2. Delivery and Payment. Delivery of the certificates for the Firm Shares shall be made by the Company and the Custodian (as hereinafter defined) on behalf of the Selling Shareholders to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company and the Custodian, respectively, shall take place at the offices of Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, provided, however, that if the Shares sold hereunder are priced and this Agreement is entered into after 4:30 p.m., New York City time, on any business day, payment and delivery in respect of the Firm Shares shall take place on the fourth business day following the date of this Agreement; in either case unless another time shall be

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agreed upon by the Company, the Selling Shareholders and the Representatives
(such time and date of delivery and payment are called the "Firm Shares Closing Date").

         In the event the option with respect to the Option Shares is exercised, delivery of the certificates for the Option Shares shall be made by the Company to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company shall take place at the offices of Oppenheimer & Co., Inc. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in
Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

         Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, [ON THE DAY OF NOTICE OF EXERCISE OF THE OPTION,] as described in Section l(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

         3. Registration Statement and Prospectus; Public Offering. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-[ ]), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "preliminary prospectus" means the preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules. The Registration Statement, as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b) and Rule 430A of the Rules, is called the "Registration Statement." The term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules). If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462(b) Registration Statement"), then any

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reference to the "Registration Statement" herein shall be deemed to include both the registration statement referred to above (No. 333-_____) and the Rule 462(b) Registration Statement, as each such registration statement may be amended pursuant to the Securities Act.

         The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Shareholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

         4. Representations and Warranties of the Company and the Selling Shareholders. The Company and the Selling Shareholders hereby, jointly and severally, represent and warrant to each Underwriter as follows:

             (a) On the Effective Date, the Registration Statement and all other registration statements and reports filed with the Commission by the Company complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission, at all times that a prospectus must be delivered by the Underwriters pursuant to the Securities Act and on each Closing Date, the Registration Statement, the Prospectus (and any amendment thereof or supplement thereto) and all other registration statements and reports filed with the Commission by the Company will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder adopted by the Commission; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus, as amended or supplemented, complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

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         Notwithstanding the foregoing, the Company and the Selling Shareholders make no representation or warranty as to the last paragraph of the cover page of the Prospectus, the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters). The Company and each of the Selling Shareholders acknowledge that the statements referred to in the previous sentence constitute the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

             (b) The financial statements of the Company and [ITS SUBSIDIARY (AS DEFINED BELOW)] (including all notes and schedules thereto) included in the Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act and the Rules and present fairly on a consolidated basis the financial position, the results of operations and cash flows and the shareholders' equity and the other information purported to be shown therein of the Company [AND ITS SUBSIDIARY] at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made; and the other financial and statistical information and the supporting schedules included in the Prospectus and in the Registration Statement present fairly, in all material respects, the information required to be stated therein.

             (c) Price Waterhouse LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

             (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California. [EXCEPT FOR THE COMPANY'S SUBSIDIARY LISTED IN EXHIBIT 21 TO THE REGISTRATION STATEMENT (THE "SUBSIDIARY"),] The Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. [THE SUBSIDIARY HAS BEEN DULY ORGANIZED AND IS VALIDLY EXISTING AS A CORPORATION IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION OF ITS ORGANIZATION.] [EACH OF] The Company [AND ITS SUBSIDIARY] is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary or desirable, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY,

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         TAKEN AS A WHOLE.] [EACH OF] The Company [AND ITS SUBSIDIARY] has all
         requisite power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory agencies, bodies or authorities, [INCLUDING THE FEDERAL COMMUNICATIONS COMMISSION (THE "FCC")] or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus, except for such authorizations, approvals, consents, orders, licenses, certificates and permits the failure to so obtain would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE]; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to authorize, issue and sell the Shares (except as may be required under the Securities Act and state Blue Sky or securities laws).

                  (e) Neither the Commission nor the Blue Sky or securities authorities of any jurisdiction has issued an order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement or suspending the registration or qualification of the Shares, nor has any of such authorities instituted or threatened to institute any proceedings with respect to such an order in any jurisdiction in which the Shares are to be sold.

                  (f) [EACH OF] The Company [AND ITS SUBSIDIARY] owns, or possesses adequate and enforceable rights to use, all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary or desirable for the conduct of its business as described in the Registration Statement and the Prospectus. Neither the Company nor its Subsidiary has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE].

                  (g) [EACH OF] The Company [AND ITS SUBSIDIARY] has good title to each of the items of real and personal property which are reflected in the financial statements referred to in Section 4(c) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which


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         are referred to in the Registration Statement and the Prospectus as
         being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE].

                  (h) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body, agency or authority, including the FCC, pending or, to the best knowledge of the Company after due inquiry, threatened (and the Company does not know of any basis therefor) against, or involving the assets, properties or business of, the Company [OR ITS SUBSIDIARY] which would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE], or which would prevent the consummation of the transactions contemplated by this Agreement or is required to be disclosed in the Prospectus.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein: (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [OR OF ITS SUBSIDIARY], whether or not arising from transactions in the ordinary course of business; (ii) [NEITHER] the Company [NOR ITS SUBSIDIARY] has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, hurricane, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental or regulatory action, order or decree; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, [NEITHER] the Company [NOR ITS SUBSIDIARY] has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock or other securities.

                  (j) There is no document or contract of a character required to be described in the Registration Statement and the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its Subsidiary, as the case may be, in accordance with its terms, assuming the


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         due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company [NOR ITS SUBSIDIARY,] nor, to the best knowledge of the Company after due inquiry, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in any such case which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE]. No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company [OR ITS SUBSIDIARY] of any other agreement or instrument to which the Company [OR ITS SUBSIDIARY] is a party or by which it or its assets, properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE].

                  (k) [NEITHER] The Company [NOR ITS SUBSIDIARY] is not in violation of any term or provision of its charter or by-laws, or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation could have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE].

                  (l) The Company [AND ITS SUBSIDIARY] has obtained all authorizations, approvals, consents, orders, licenses, certificates and permits which are required under federal, state and local statutes, rules and regulations relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous, radioactive or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous, radioactive or toxic materials or wastes. The Company [AND ITS SUBSIDIARY] complies in all respects with all terms and conditions of the authorizations, approvals, consents, orders, licenses, certificates and permits, and are also in full compliance with all other limitations, restrictions, obligations, schedules and timetables contained in such statutes, rules and regulations or contained in any code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder. Except as described in the Registration Statement and the Prospectus, [NEITHER] the Company [NOR ITS SUBSIDIARY] is not aware of, nor has the Company [OR ITS SUBSIDIARY] received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or


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         investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant or hazardous, radioactive or toxic material or waste.

                  (m) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares and the sale by the Selling Shareholders of the Shares to be sold by them) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach or violation of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company [OR ITS SUBSIDIARY] pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company [OR ITS SUBSIDIARY] is a party or by which the Company or [ITS SUBSIDIARY] is bound or to which the Company [OR ITS SUBSIDIARY] or any of its properties, assets or businesses is subject or affected, or any franchise, license, consent, certificate, permit, judgment, decree, order, notice, plan, code, statute, rule or regulation, including, without limitation, the Communications Act, applicable to the Company [OR ITS SUBSIDIARY] or violate any term or provision of the Articles of Incorporation, as amended, and By-laws, as amended, of the Company [OR THE CHARTER OR BY-LAWS OF ITS SUBSIDIARY], except for such consents or waivers which have already been obtained and are in full force and effect.

                  (n) The Company has authorized and outstanding capital stock as set forth under the captions "Capitalization" and "Description of Capital Stock" in the Prospectus. All of the outstanding Common Stock and Series A Preferred Stock, par value, $.01 per share, have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. [THE COMPANY OWNS ALL OF THE SHARES OF CAPITAL STOCK OR OTHER BENEFICIAL INTERESTS OF ITS SUBSIDIARY, FREE AND CLEAR OF ALL LIENS, CHARGES, CLAIMS, SECURITY INTERESTS, ENCUMBRANCES, SHAREHOLDERS' AGREEMENTS, VOTING TRUSTS AND ANY OTHER RESTRICTIONS WHATSOEVER.] The Shares to be issued and sold by the Company, when issued and sold by the Company pursuant to this Agreement and the Shares to be sold by the Selling Shareholders, when sold by the Selling Shareholders pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company [OR ITS SUBSIDIARY], or any security convertible into, or exercisable or


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         exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

                  (o) Except as described in the Registration Statement and the Prospectus, no holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 180 days after the date of this Agreement.

                  (p) Each shareholder listed on Schedule III hereto, director and executive officer of the Company has delivered to the Representatives his or her enforceable written agreement that, except, in the case of the Selling Shareholders, for the sale of the Shares to be sold by the Selling Shareholders pursuant to the Registration Statement, he, she or it will not, for a period of 180 days after the date of this Agreement, sell (including "short sales"), loan, pledge, assign, transfer, encumber, distribute, grant or otherwise transfer or dispose of, directly or indirectly (collectively, "Transfer"), or offer, contract or otherwise agree to Transfer, any Common Stock or any other securities convertible into or exchangeable for Common Stock or any other equity securities of the Company owned by him, her or it, without the prior written consent of the Representatives, except for
         (i) sales to the several Underwriters pursuant to this Agreement or
         (ii) pursuant to will or the laws of intestate succession, provided the transferee thereof agrees in writing to be bound by such restrictions.

                  (q) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and
         (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                  (r) [NEITHER] The Company [NOR ITS SUBSIDIARY] is not involved in any labor dispute nor, to the best knowledge of the Company after due inquiry, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE]; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or

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         contractors which would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE].

                  (s) No transaction has occurred between or among the Company [OR ITS SUBSIDIARY] and any of its [OR THEIR] officers, directors or shareholders, as the case may be, or any affiliate or affiliates of any such officer, director or shareholder, that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (t) [NEITHER] The Company [NOR ITS SUBSIDIARY] has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of any of the Shares.

                  (u) [EACH OF] The Company [AND ITS SUBSIDIARY] has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received valid extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due.

                  (v) The Shares have been duly authorized for quotation and trading on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market.

                  (w) The Company has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075.

                  (x) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as each such term is defined in the Investment Company Act of 1940, as amended.

                  (y) [EACH OF] The Company [AND ITS SUBSIDIARY] is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which it is engaged; and the Company has no reason to believe that it [OR ITS SUBSIDIARY] will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE].

             (z) [NEITHER] The Company [NOR ITS SUBSIDIARY] has not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the assets, properties, business or operations of the Company [OR SUCH SUBSIDIARY], which the Company knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and neither the Company nor its Subsidiary has participated, directly or indirectly, in any boycotts or other similar practices in contravention of law affecting any of its actual or potential customers.

             (aa) The Company meets, and on the Effective Date of the Registration Statement and on each Closing Date will meet, the conditions for use of Form S-1 under the Securities Act and the Rules.

             (bb) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the accounting records for assets are compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (cc) There are no claims, payments, issuances, agreements, arrangements or understandings, whether oral or written, for services in the nature of a finder's fee, brokerage fee, origination fee or otherwise with respect to the offerings contemplated by this Agreement, the Registration Statement and the Prospectus or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation as determined by the National Association of Securities Dealers, Inc. other than as disclosed in the Registration Statement and Prospectus and other than as the Representatives may themselves have agreed to with third parties.

         5. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, represents and warrants to each Underwriter that:

             (a) Such Selling Shareholder is, and on the Firm Shares Closing Date will be, the sole lawful owner of the Shares to be sold by it hereunder, and has, and on such date will have, good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of any lien, charge, claim, encumbrance, security interest, shareholders' agreement, voting trust, restriction on transfer or other defect in title.

                  (b) Such Selling Shareholder has, and on the Firm Shares Closing Date will have, full legal right, power and authority, and every approval, authorization or other consent, required to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement; delivery of certificates for the Shares to be sold by such Selling Shareholder pursuant hereto will, upon payment therefor, pass good and marketable title thereto to each Underwriter, free and clear of any lien, charge, claim, encumbrance, security interest, shareholders' agreement, voting trust, restriction on transfer or other defect in title; and there are no outstanding options, warrants, rights or other agreements or arrangements requiring such Selling Shareholder at any time to transfer any Shares which may be sold to the Underwriters pursuant to this Agreement.

                  (c) Such Selling Shareholder has duly executed and delivered a power of attorney (the "Power of Attorney"), in the form heretofore
         delivered to the Representatives, appointing [                ] and
         [               ], as such Selling Shareholder's attorneys-in-fact
         (the "Attorneys-in- Fact"), each of them, together or individually, with full power and authority to execute, deliver and perform this Agreement on behalf of such Selling Shareholder.

                  (d) Such Selling Shareholder has duly executed and delivered a custody agreement (the "Custody Agreement"), in the form heretofore delivered to the Representatives pursuant to which certificates in negotiable form for the Shares to be sold by such Selling Shareholder
         under this Agreement were deposited with [                  ], as a
         custodian (the "Custodian"). The Custody Agreement and the Custodian's authority thereunder and the appointment of the Attorneys-in-Fact are irrevocable and the obligations of such Selling Shareholder hereunder and under the Custody Agreement are not subject to termination by such Selling Shareholder, except as provided in this Agreement, the Power of Attorney or the Custody Agreement, or by operation of law, whether by the death or incapacity of such Selling Shareholder (if such Selling Shareholder is an individual), the death or incapacity of any trustee or executor or the termination of any trust or estate (if such Selling Shareholder is a trust or estate), the dissolution or liquidation of any corporation or partnership (if such Selling Shareholder is a corporation or a partnership), or the occurrence of any other event. If any event referred to in the preceding sentence should occur before the delivery of the Shares hereunder, the certificates for the Shares to be sold by such Selling Shareholder shall be delivered by the Custodian on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and action taken by the Custodian pursuant to the Custody Agreement shall be as valid as if such event had not occurred, whether or not the Custodian or the Attorneys-in- Fact, or any one of them, shall have received notice of such event.

                  (e) The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions to be performed by such Selling Shareholder contemplated hereby and thereby, including the delivery and sale of the Shares to be delivered and sold by such Selling Shareholder hereunder and thereunder, will not conflict with or result in a breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, any agreement, indenture or other instrument to which such Selling Shareholder is a party or by which it is bound, or to which any of its assets or properties are subject or affected, nor will the performance by such Selling Shareholder of its obligations hereunder or thereunder violate any statute, rule, regulation, including, without limitation, the Communications Act, or order or decree of any court or any governmental or regulatory agency, authority or body, including, without limitation, the FCC, having jurisdiction over such Selling Shareholder or any of its assets or properties or result in the creation or imposition of any lien, charge, claim, security interest, encumbrance or restriction whatsoever upon such Shares.

                  (f) Except for permits and similar authorizations required under the Securities Act, the securities or Blue Sky laws of certain jurisdictions, and such permits and authorizations which have been obtained, no consent, approval, authorization, license, permit or certificate or order of any court, governmental or regulatory agency, authority or body, including the FCC, or financial institution is required in connection with the consummation of the transactions to be performed by such Selling Shareholder contemplated by this Agreement, including the delivery and sale of the Shares to be sold by such Selling Shareholder.

                  (g) Each of this Agreement, the Power of Attorney and the Custody Agreement has been duly and validly authorized, executed and delivered by such Selling Shareholder and constitutes a legal, valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                  (h) All information furnished to the Company by such Selling Shareholder or on such Selling Shareholder's behalf for use in connection with the preparation of the Registration Statement and Prospectus (including, without limiting the generality of the foregoing, all representations and warranties of such Selling Shareholder in such Selling Shareholder's Power of Attorney and the information relating to such Selling Shareholder which is set forth in the Registration Statement under the caption "Principal and Selling Shareholders") is true and correct and does not omit any material fact necessary to make such information not misleading.

                  (i) The sale by such Selling Shareholder of Shares pursuant hereto is not prompted by any adverse information concerning the Company or its Subsidiary.

                  (j) Such Selling Shareholder has not since the filing of the Registration Statement (i) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, the Common Shares or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company, except for the sale of the Shares by the Selling Shareholders under this Agreement.

                  (k) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

         6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                  (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 7(A)(a) of this Agreement. The Registration Statement shall have become effective no later than 5:00 p.m., New York City time, on the date of this Agreement or such later time and date as shall be consented to in writing by the Representatives.

                  (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                  (c) The representations and warranties of the Company and the Selling Shareholders contained in this Agreement and in the certificates delivered pursuant to Section 6(d) and 6(e), respectively, shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company and the Selling Shareholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it or them at or before such Closing Date.

                  (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                  (e) The Representatives shall have received on the Firm Shares Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of each Selling Shareholder, to the effect that such Selling Shareholder has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct as if made on and as of such Closing Date, with the same effect as if made on such Closing Date, and such Selling Shareholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by such Selling Shareholder at or prior to such Closing Date.

                  (f) The Representatives shall have received on the Effective Date, at the time this Agreement is executed and on each Closing Date signed letters from Price Waterhouse LLP addressed to the Representatives and dated, respectively, the Effective Date, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and the schedules to the financial statements included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                           (ii) on the basis of a reading of the amounts
                  included in the Registration Statement and the Prospectus under the headings "Summary Financial [INFORMATION]," "Capitalization," "Dilution," "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and directors of the Company [AND ITS SUBSIDIARY] (including any committees thereof), and inquiries of certain officials of the Company [AND ITS

                  SUBSIDIARY] who have responsibility for financial and accounting matters of the Company [AND ITS SUBSIDIARY] as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                                    (A) the amounts in "Summary Financial
                           [INFORMATION]," "Capitalization," "Dilution,"
                           "Selected Financial Data" and "Management's
                           Discussion and Analysis of Financial Condition and Results of Operations" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived; or

                                    (B) (x) there were, at a specified date not
                           more than five business days prior to the date of the letter, any changes in the short-term or long-term debt of the Company and its Subsidiary or capital stock of the Company or its Subsidiary or any decreases in net income or in working capital or the shareholders' equity in the Company or its Subsidiary, as compared with the amounts shown on the Company's unaudited June 30, 1996 balance sheet included in the Registration Statement or, (y) for the period from June 30, 1996 to such specified business date not more than five business days prior to the date of the letter, there were any decreases, as compared with the corresponding period in the preceding year, in net revenues or in the total or per share amounts of net income in which case the Company shall deliver to the Representatives a letter containing an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives or is set forth in or contemplated by the Registration Statement;

                           (iii) on the basis of a reading of the pro forma
                  financial information included in the Registration Statement and the Prospectus, carrying out certain procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this clause (iii), inquiries of certain officials of the Company [AND ITS SUBSIDIARY] who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial information, nothing came to their attention that caused them to believe that the pro forma financial information included in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X, or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                           (iv) they have performed certain other procedures as
                  a result of which they have determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company.

                  References to the Registration Statement and the Prospectus in this paragraph (f) are to such documents as amended and supplemented as of the date of the letter.

                  (g)      The Representatives shall have received:

                           (i) an opinion from Latham & Watkins, counsel for the
                  Company, addressed to the Representatives, dated each Closing Date, stating in effect that:

                                    (A) The Company has been duly organized and
                           is validly existing as a corporation in good standing under the laws of the State of California. To the best of such counsel's knowledge after due inquiry, [EXCEPT FOR THE SUBSIDIARY,] the Company has no [OTHER] subsidiary and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. [THE SUBSIDIARY HAS BEEN DULY ORGANIZED AND IS VALIDLY EXISTING AS A CORPORATION IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION OF ITS ORGANIZATION.] [EACH OF] The Company [AND ITS SUBSIDIARY] is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary or desirable, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE].

                                    (B) [EACH OF] The Company [AND ITS
                           SUBSIDIARY] has all requisite power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits, other than those required under state Blue Sky or securities laws, to enter into, deliver and perform this Agreement and to authorize, issue and sell the Shares.

                                    (C) The Company has authorized and issued
                           capital stock as set forth in the Registration Statement and the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the outstanding Common Stock of the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. [THE COMPANY OWNS ALL OF THE SHARES OF CAPITAL STOCK OR OTHER BENEFICIAL INTERESTS OF ITS SUBSIDIARY, FREE AND CLEAR OF ALL LIENS, CHARGES, CLAIMS, SECURITY INTERESTS, ENCUMBRANCES, SHAREHOLDERS' AGREEMENTS, VOTING TRUSTS AND ANY OTHER RESTRICTIONS WHATSOEVER. ] The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. To such counsel's knowledge after due inquiry, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                                    (D) The agreement of the Company's
                           shareholders set forth on Schedule III to this Agreement and directors and officers stating that (except in the case of the Selling Shareholders, for the sale of the Shares to be sold by the Selling Shareholders pursuant to the Registration Statement) for a period of 180 days from the date of this Agreement they will not, without the Representatives' prior written consent, directly or indirectly, Transfer, or offer, contract or otherwise agree to Transfer, any Common Stock or any other securities convertible into or exchangeable for Common Stock or any other equity securities owned by them, except for
                           (i) sales to the several Underwriters pursuant to this Agreement or (ii) pursuant to will or the laws of intestate succession, provided the transferee thereof agrees in writing to be bound by such restrictions, has been duly and validly executed and delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                                    (E) All necessary corporate action has been
                           duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

                                    (F) Neither the execution, delivery and
                           performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares to be issued and sold by the Company) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach or violation of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company [OR ITS SUBSIDIARY] pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company [OR ITS SUBSIDIARY] is a party or by which the Company [OR ITS SUBSIDIARY] is bound or to which the Company [OR ITS SUBSIDIARIES] or any of its respective properties, assets or businesses is subject or affected, or any franchise, license, consent, certificate, permit, judgment, decree, order, notice, plan, code, statute, rule or regulation or violate any provision of the Articles of Incorporation, as amended, or By-laws, as amended, of the Company [OR THE CHARTER OR BY-LAWS OF THE SUBSIDIARY].

                                    (G) To the best of such counsel's knowledge
                           after due inquiry, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company [OR ITS SUBSIDIARY] of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company [OR ITS SUBSIDIARY] is a party or by which the Company [OR ITS SUBSIDIARY] may be bound or to which the Company [OR ITS SUBSIDIARY] or of any of its assets, properties or businesses may be subject or affected, where the consequences of such default would have a material adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE].

                                    (H) To the best of such counsel's knowledge
                           after due inquiry, [NEITHER] the Company [NOR ITS SUBSIDIARY] is not in violation of any term or provision of its Articles of Incorporation, as amended, or the By-laws, as amended, or any franchise, license, consent, certificate, permit, judgment, decree, order, notice, plan, code, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, businesses, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE.]

                                    (I) No consent, approval, authorization,
                           license, certificate, permit or order of any court or governmental or regulatory agency, authority or body is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or by the Registration Statement or the Prospectus, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                                    (J) To the best of such counsel's knowledge
                           after due inquiry, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body, agency or authority pending or threatened against, or involving the assets, properties or businesses of, the Company [OR ITS SUBSIDIARY] which might have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE].

                                    (K) The statements in the Prospectus under
                           the captions "Description of Capital Stock," "Shares Eligible for Future Sale," "Business," "Management," "Capitalization," "Management's Discussion and Analysis of Financial

                           Condition and Results of Operations," "Principal and Selling Shareholders," "Certain Transactions," and "Risk Factors" insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters. All contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                                    (L) The Registration Statement, all
                           preliminary prospectuses, the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules. The descriptions in the Registration Statement, all preliminary prospectuses, the Prospectus, and each amendment or supplement thereto, of statutes, legal and governmental proceedings, contracts and other documents are accurate in all material respects; such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                                    (M) The Registration Statement has become
                           effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

                                    (N) Such counsel does not know that any of
                           the representations and warranties of the Company contained in this Agreement are not true or correct or that any of the covenants and agreements herein contained to be performed on the part of the Company or any of the conditions herein contained, or set forth in the Registration Statement and the Prospectus, to be fulfilled or complied with by the Company, have not been or will not be duly and timely performed, fulfilled or complied with.

                           To the extent deemed advisable by such counsel, they
                  may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of California, the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                           In addition, such counsel shall state that such
                  counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinions), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (ii) an opinion from [LATHAM & WATKINS], counsel for
                  the Selling Shareholders, addressed to the Representatives, dated the Firm Shares Closing Date, stating in effect that:

                                    (A) Assuming that the Underwriters acquire
                           their respective interests in the Shares to be sold by the Selling Shareholders in good faith and without notice of any adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code), upon delivery to the Underwriters of such Shares registered in their names, the Underwriters will acquire good and marketable title to such Shares free and clear of all liens, charges, claims, security interests, encumbrances, pledges, shareholders' agreements, voting trusts and any other restrictions whatsoever.

                                    (B) To the best of such counsel's knowledge
                           after due inquiry, the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions to be performed by each such Selling Shareholder contemplated hereby and thereby (including, without limitation, the delivery and sale of the Shares to be delivered and sold by such Selling Shareholder hereunder and thereunder), will not give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach or violation of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of such Selling Shareholder pursuant to the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument to which such Selling Shareholder is a party or bound or by which it or any of such Selling Shareholder's assets, properties or businesses are subject or affected, or any franchise, license, consent, certificate, permit, judgment, decree, order, notice, plan, code, statute, rule or regulation of which such counsel is aware or result in the creation of imposition of any lien, charge, claim, encumbrance, security interest or restriction whatsoever upon the Shares to be sold by such Selling Shareholder.

                                    (C) No consent, approval, authorization,
                           license, certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of this Agreement by each Selling Shareholder or the consummation of the transactions contemplated hereby, by the Power of Attorney or by the Custody Agreement, including the delivery and sale of the Shares to be delivered and sold by such Selling Shareholder, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                                    (D) Each of this Agreement, the Power of
                           Attorney and the Custody Agreement has been duly and validly authorized, executed and delivered by each Selling Shareholder and constitutes a legal, valid, and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                                    (E) Such counsel does not know that any of
                           the representations and warranties of the Selling Shareholders contained in this Agreement are not true or correct or that any of the covenants and agreements herein contained to be performed on the part of the Selling Shareholders or any of the conditions herein contained, or set forth in the Registration Statement and the Prospectus, to be fulfilled as complied with by the Selling Shareholders, have not been or will not be duly and timely performed, fulfilled or complied with.

                           To the extent deemed advisable by such counsel, they
                  may rely as to matters of fact on certificates of the Selling Shareholders and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of California, the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                           In addition, such counsel shall state that such
                  counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (h) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Kaye, Scholer, Fierman, Hays & Handler, LLP a favorable opinion, addressed to the Representatives and dated each Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Kaye, Scholer, Fierman, Hays & Handler, LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (i) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives, and dated such Closing Date, of an executive officer of the Company to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

                  (j) The Representatives shall have received from each of the shareholders listed on Schedule III hereto and each director and executive officer of the Company the enforceable written agreements described in Section 4(p).

                  (k) The Company shall have furnished or caused to be furnished to the Representatives such further certificates and documents as the Representatives shall have reasonably requested.

                  (l) At each Closing Date, the Shares shall have been approved for listing on the Nasdaq National Market.

         7. Covenants of the Company. (A) The Company covenants and agrees as follows:

                  (a) The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Representatives (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives with a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 7(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                  (c) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                  (d) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                  (e) The Company shall use its best efforts to assist the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                  (f) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission (including the Report on Form SR required by Rule 463 of the Rules).

                  (g) Without the prior written consent of the Representatives, for a period of 180 days after the date of this Agreement, the Company shall not, directly or indirectly, Transfer, or offer, contract or otherwise agree to Transfer, any Common Stock, or any other securities convertible into or exchangeable for Common Stock or any other equity securities of the Company, except for (i) the issuance of Common Stock pursuant to stock options outstanding on the date hereof or the issuance of Common Stock pursuant to the Company's [1996 STOCK OPTION PLAN] (the "Plans"); and (ii) the issuance of Common Stock in connection with any acquisition of another entity. In the event that during this period, (i) any Common Stock is issued pursuant to the Plans; (ii) any Common Stock is issued in connection with any acquisition of another entity; or (iii) any registration is effected on Form S-8 or on any successor form, the Company shall obtain the enforceable written agreement of such grantee or purchaser or holder of such securities that, for a period of 180 days after the date of this Agreement, such person will not directly or indirectly, without the prior written consent of the Representatives, Transfer, or offer, contract or otherwise agree to Transfer, or exercise any registration rights with respect to, any Common Stock (or any other securities convertible into or exchangeable for any Common Stock, or any other equity securities) owned by such person.

                  (h) The Company shall cause each director and executive officer of the Company and each shareholder set forth on Schedule III to this Agreement to deliver to the Representatives his or her enforceable written agreement that, except, in the case of a Selling Shareholder, for the sale of the Shares to be sold by such Selling Shareholder pursuant to the Registration Statement, he or she will not, without the prior written consent of the Representatives, directly or indirectly, Transfer, or offer, contract or otherwise agree to Transfer, any Common Stock or any other securities convertible into or exchangeable for Common Stock or any other equity securities of the Company until 180 days after the date of this Agreement, except for (i) sales to the several Underwriters pursuant to this Agreement or (ii) pursuant to will or the laws of intestate succession, provided the transferee thereof agrees in writing to be bound by such restrictions.

                  (i) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq (including any required registration under the Exchange
         Act).

                  (j) The Company shall file timely and accurate reports in accordance with the provisions of Florida Statutes Section 517.075, or any successor provision, and any regulations promulgated thereunder, if at any time after the Effective Date, the Company or any of its affiliates commences engaging in business with the government of Cuba or any person or affiliate located in Cuba.

                  (k) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

                  (B) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company and of the Selling Shareholders under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement, the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the fees and disbursements of counsel for the Company and the Selling Shareholders and of the Company's independent public accountants; (iii) the preparation and delivery of certificates for the Shares to the Underwriters; (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 7(A)(e), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (v) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (vi) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vii) the furnishing

         (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by
         Section 7(A)(f); (viii) inclusion of the Common Stock for quotation on the Nasdaq National Market; and (ix) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company and the Selling Shareholders to the Underwriters. Subject to the provisions of
         Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

         8.       Indemnification.

                  (a) The Company and each Selling Shareholder agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act, the Rules or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, and was contained in the last paragraph of the cover page of the Prospectus, in the paragraph relating to stabilization on the inside front cover page of the Prospectus or under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters). Notwithstanding the foregoing, the liability of each Selling Shareholder pursuant to the provisions of this Section 8(a) shall be limited to an amount equal to the aggregate net proceeds received by such Selling Shareholder from the sale of the Shares sold by such Selling Shareholder hereunder. This indemnity agreement will be in addition to any liability which the Company and each Selling Shareholder may otherwise have.

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, each person, if any, who controls the Company within the meaning of either
        Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnities from the Company or such Selling Shareholder to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, and was contained in the last paragraph of the cover page of the Prospectus, in the paragraph relating to stabilization on the inside front cover page of the Prospectus or under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters); provided, however, that the obligation of each Underwriter to indemnify the Company or any Selling Shareholder (including any controlling person, director or officer thereof), as the case may be, shall be limited to the net proceeds received by the Company or the Selling Shareholder, as the case may be, from such Underwriter.

                 (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section , notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. The indemnification provided for in Section 8(a) or 8(b) shall be limited for any party who shall fail to give notice as provided in this Section 8(c) to the extent the indemnifying party was materially prejudiced by the failure to give such notice, if the party to whom notice was not given was unaware of the proceeding to which such notice would have related but the omission to so notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section . In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel, as provided above, to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 8(a) or 8(b) for any reason is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company or the Selling Shareholders, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholders or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder less the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto; and
(ii) the Company shall be liable and responsible for any amount in excess of the amount set forth in clause (i) of this sentence; and (iii) in no case shall any Selling Shareholder be liable and responsible for any amount in excess of the aggregate net proceeds of the sale of the Shares received by such Selling Shareholder hereunder; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i), (ii) and (iii) in the immediately preceding sentence of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section , notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section . No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

         10. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives notifying the Company and the Selling Shareholders at any time:

                  (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if the Company [OR ITS SUBSIDIARY] shall have sustained a loss or interference with its business by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which is material to the Company [AND THE SUBSIDIARY, TAKEN AS A WHOLE,] whether or not said loss shall have been insured, or by court or governmental action, order or decree which will, in the opinion of the Representatives, make it inadvisable or impractical to proceed with the offering; (iii) if there has been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company [AND ITS SUBSIDIARY, TAKEN AS A WHOLE,] whether or not arising in the ordinary course of business; (iv) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable or impractical to proceed with the offering; (v) if there shall be such a material adverse change in general financial, political or economic conditions in the United States or elsewhere or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impractical to proceed with the offering; (vi) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or Nasdaq has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or automated quotation system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory agency, authority or body; or (vii) if a banking moratorium has been declared by any state or Federal agency, authority, or body, or

                  (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, neither the Company nor any of the Selling Shareholders shall be under any liability to any Underwriter (except as otherwise provided in Section 7(B) and Sections 8 and 9, and no Underwriter shall be under any liability to the Company or the Selling Shareholders except that (y) if this Agreement is terminated by the Representatives because of any failure, refusal or inability on the part of the Company or the Selling Shareholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Shareholders or to the other Underwriters for damages occasioned by its failure or refusal.

         11. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 10) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                  (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 11 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                  (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

                  In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company or the Selling Shareholders, and without liability on the part of the Company or the Selling Shareholders, except in both cases as provided in Sections 7(B), 8, 9 and 10. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company, the Selling Shareholders or to the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         12. Submission to Jurisdiction. The Company hereby irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby, including any legal suit, action or proceeding to enforce the provisions of Sections 8 and 9 hereof, may be instituted in any United States or State court in the County of New York, (ii) waives, to the fullest extent it may effectively do so, any objection which it may have now or hereafter based on forum non convenient or to the laying of venue of any such suit, action or proceeding, and (iii) expressly consents and submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding. The Company has designated and appointed __________________ (or any successor corporation) (the "Authorized Agent"), as such person's authorized agent upon whom process may be served in any such suit, action or proceeding at the office of such agent at ______________________ (or such other address in the Borough of Manhattan, the City of New York, as such person may designate by written notice received by you). The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of said service to the Company mailed by first class mail shall be deemed in every respect effective and valid personal service of process upon the Company. Nothing herein shall affect the right of any Underwriter or any person controlling any Underwriter to serve process in any other manner permitted by law.

         13. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its directors or officers, of the Selling Shareholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Selling Shareholders or any of the officers, directors or controlling persons referred to in Sections 8 and 9 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7(B), 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

         This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters and the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

         All notices and communications hereunder shall be in writing and mailed or delivered or by telephone, telex or facsimile transmission if subsequently confirmed in writing, (a) if to the Representatives, c/o Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New

York, New York 10281 Attention: ________________ (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement; and (c) if to a Selling Shareholder, to the Attorneys-in-Fact, c/o ___________________________________________.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among us.

                                       Very truly yours,

                                       VIASAT, INC.

                                       By:
                                            -------------------------------
                                              Name:
                                              Title:

                                       SELLING SHAREHOLDERS NAMED ON
                                       SCHEDULE II ANNEXED HERETO

                                       By:
                                            -------------------------------
                                            Attorney-in-Fact for the Selling
                                            Shareholders listed on Schedule II
                                            annexed hereto

Confirmed:
OPPENHEIMER & CO., INC.
NEEDHAM & COMPANY, INC.
VOLPE, WELTY & COMPANY

Acting severally on behalf of themselves and as representatives of the several Underwriters named in Schedule I annexed hereto.

By:  OPPENHEIMER & CO., INC.

By:
    ------------------------------
      Name:
      Title:

                                   SCHEDULE I

                                            Number of Firm

 Name                                       Shares to Be Purchased
 ----                                       ----------------------
 Oppenheimer & Co., Inc.
 Needham & Company, Inc.
 Volpe, Welty & Company





                                                    ---------
 Total Shares:
                                                    =========

                                   SCHEDULE II

                              SELLING SHAREHOLDERS


Selling Shareholder                       Number of Firm Shares to be Sold
-------------------                       --------------------------------





                                                   ---------
Total Shares:
                                                   =========

                                  SCHEDULE III

                         SHAREHOLDERS EXECUTING CERTAIN

                     AGREEMENTS PURSUANT TO SECTION 7(A)(h)



                                        1